March 24, 1998

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

Re: PacificAmerica Home Equity Loan Trust Series 1997-1 Fixed and Adjustable-Rate Home Equity Loans PacificAmerica Home Equity Loan
Asset-Backed Notes, Series 1997-1; File No. 0-20897.

Ladies and Gentlemen:

Enclosed herewith for filing on behalf of PacificAmerica Home Equity Loan Trust Series 1997-1 (the "Trust") under the Indenture, dated as of
December 1, 1997, among PacificAmeric Center, Inc., as master servicer (the "Master Servicer"), Bankers Trust Company of California, N.A., as indenture trustee (the "Indenture Trustee"), and PacificAmerica Home Equity Loan Trust Series 1997-1, as issuer (the "Issuer") is a Current Report on Form 8-K.

The PacificAmerica Home Equity Loan Trust Series 1997-1 (the "Issuer") will be formed pursuant to a Trust Agreement, dated as of December 1, 1997, between Merrill Lynch Mortgage Investors, Inc. (the "Depositor") and Wilmington Trust Company, the Owner Trustee. The Issuer will issue $100,000,000 aggregate principal amount of PacificAmerica Home Equity Loan Asset-Backed Notes, Series 1997-1 (the "Notes"). The Notes will be issued pursuant to an Indenture, dated as of December 1, 1997, between the Issuer and Bankers Trust Company of California, N.A., the Indenture Trustee.

The Notes will represent indebtedness of the Issuer and will be secured by the trust estate (the "Trust Estate") created by the Trust Agreement. The Trust Estate will consist primarily of fixed and adjustable rate, one- to four-family, first lien home equity loans (the "Initial Home Equity Loans") and any funds on deposit in the Interest Coverage Account and Pre-Funding Account (each as defined in the Prospectus Supplement, dated June 19, 1997. Additional Home Equity Loans (the "Subsequent Home Equity Loans" and, together with the Initial Home Equity Loans, the "Home Equity Loans") having an aggregate unpaid principal balance of up to $23,831,232 meeting the criteria set forth in the Prospectus Supplement, dated June 19, 1997, are intended to be purchased by the Issuer on or before January 30, 1998, with funds on deposit in the Pre-Funding Account, which will become part of the Trust Estate. In addition, the Notes will have the benefit of an irrevocable and unconditional financial guaranty insurance policy (the "Note Insurance Policy") to be issued by Financial Security Assurance Inc. (the "Note Insurer") as described under "Description of the Notes-Note Insurance Policy" in the Prospectus Supplement, dated June 19, 1997

The Notes were registered under the Securities Act of 1933. As a result, the Registrant is subject to the filing requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Trust intends to fulfill these filing requirements in the manner described herein:

The agent for Registrant will file, promptly after each Distribution Date as defined in the Indenture Agreement), a Current Report on Form 8-K including as an exhibit thereto the applicable Distribution Date Report. Each such Current Report will also disclose under Item 5 any matter occurring during the relevant reporting period which would be reportable under Item 1, 2, 4 or 5 of Part II of Form 10-Q.

Within 90 days after the end of each fiscal year, the agent for the Registrant will file an annual report of Form 10-K, which responds to Items 2, 3, and 4 of Part I, Items 5 and 9 of Part II, Items 12 and 13 of Part III and Item 14 of Part IV thereof, and include as exhibits thereto certain information from the Distribution Date reports aggregated for such year and a copy of the independent accountants' annual compliance statement required under the Indenture.

The agent for the Registrant will follow the above procedures except for any fiscal year as to which its reporting obligations under Section 15(d) of the Exchange Act have been suspended pursuant to such Section. In such event, the agent for the Registrant will file a Form 15 as required under Rule 15d-6.

Should you wish to discuss the above filing procedures, please call Judy L. Gomez at (714) 253-7562.


Sincerely,
/s/ Judy L. Gomez
Assistant Vice President
Bankers Trust Company of California, N.A.
S.E.C. Reporting Agent for Merrill Lynch Mortgage Investors Inc.
PacificAmerica Home-Equity Loan Asset-Backed Notes, Series 1997-1


                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                      FORM 8-K


                 Current Report Pursuant To Section 13 or 15(d) of the
                             Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  January 27, 1998


                        MERRILL LYNCH MORTGAGE INVESTORS, INC.
(as depositor under the Indenture, dated as of December 1, 1997, providing for inter alia, the issuance of PacificAmerica Home-Equity Loan Asset-Backed Notes, Series 1997-1).


                        MERRILL LYNCH MORTGAGE INVESTORS, INC.
               (Exact name of Registrant as specified in its Charter)


                                     DELAWARE
                   (State or Other Jurisdiction of Incorporation)


              333-24327                                  33-3416059
              (Commission File Number)                  (I.R.S. Employer
                                                        Identification No.)


        250 VESEY STREET WORLD FINANCIAL CENTER,
        NORTH TOWER-10TH FLOOR,
        NEW YORK, NEW YORK                               92707
        (Address of principal executive offices)        (Zip Code)


        Registrant's Telephone Number, Including Area Code:  (212) 449-1000


ITEM 5.     Other Events

Attached hereto are copies of the Monthly Remittance Statements to the Certificateholders which were derived from the monthly information submitted by the Master Servicer to the Trustee.


ITEM 7.     Financial Statement and Exhibits

Exhibits:   (as noted in Item 5 above)


Monthly Remittance Statement to the Certificateholders dated as of January 27, 1998.

Monthly Remittance Statement to the Certificateholders dated as of February 25, 1998.


                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company of California, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Indenture, dated as of December 1, 1997.


Date:  March 24, 1998             By:  /s/ Judy L. Gomez
                                  Judy L. Gomez
                                  Assistant Vice President



                                   EXHIBIT INDEX

                                                                  Sequential
          Document                                                Page Number


Monthly Remittance Statement to the Certificateholders dated
as of January 27, 1998.                                            5

Monthly Remittance Statement to the Certificateholders dated
as of February 25, 1998.                                           7


PACIFIC AMERICA HOME EQUITY LOANS
ASSET-BACKED NOTES
SERIES 1997-1

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTIONS IN DOLLARS
	CLASS 	FACE VALUE	BALANCE			INTEREST		PRINCIPAL
	A		100,000,000.00	100,000,000.00		  673,935.17	  330,829.67



Totals        	100,000,000.00 100,000,000.00		  673,935.17     330,829.67

			TOTAL		REALIZED		DEFERRED		CURRENT
						LOSSES		INTEREST		PRINCIPAL
												BALANCE
	A		 1,004,764.84	0.00			0.00			 99,669,170.33


Totals          1,004,764.84	0.00           0.00            99,669,170.33


 FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

					  PRIOR
					  PRINCIPAL
	CLASS	CUSIP	  BALANCE		INTEREST	PRINCIPAL		TOTAL
	A		589929NV6	1,000.000000	6.739352	 3.308297		10.047648



			CURRENT		PASS THROUGH
			PRINCIPAL		RATES
			BALANCE		CURRENT		NEXT
	A		996.691703	6.220940%		5.861560%




Seller:	Pacific-America Money Center, Inc. Administrator: Vince P. Greco
Servicer:		Pacific-America Money Center, Inc.		Bankers Trust Company
Lead Underwriter:  		Merrill Lynch & Co.	             3 Park Plaza
Record Date:          	December 31, 1997                 Irvine, CA  92614
Distribution Date:    	January 26, 1998   Factor Information  (800)735-7777


PACIFIC AMERICA HOME EQUITY LOANS
ASSET-BACKED NOTES
SERIES 1997-1

STATEMENT TO CERTIFICATEHOLDERS
DISTRIBUTIONS IN DOLLARS
	CLASS 		FACE VALUE	BALANCE		INTEREST		PRINCIPAL
	CERTIFICATES	0.00			0.00		  	0.00			0.00


Totals        		0.00 		0.00		  	0.00		     0.00

				TOTAL		REALIZED		DEFERRED		CURRENT
							LOSSES		INTEREST		PRINCIPAL
													BALANCE
	CERTIFICATES   0.00			0.00			0.00			0.00


Totals          	0.00			0.00           0.00           0.00


FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

					  	PRIOR
					 	PRINCIPAL
	CLASS		CUSIP	BALANCE		INTEREST	PRINCIPAL		TOTAL
	CERTIFICATE			0.000000		0.000000	0.000000		0.000000


				CURRENT		PASS THROUGH
				PRINCIPAL		RATES
				BALANCE		CURRENT		NEXT
	CERTIFICATE	0.000000		0.000000%		0.000000%




Seller:	Pacific-America Money Center, Inc. Administrator: Vince P. Greco
Servicer:		Pacific-America Money Center, Inc.		Bankers Trust Company
Lead Underwriter:  		Merrill Lynch & Co.	             3 Park Plaza
Record Date:          	December 31, 1997                 Irvine, CA  92614
Distribution Date:    	January 26, 1998   Factor Information  (800)735-7777



PACIFIC AMERICA HOME EQUITY LOANS
ASSET-BACKED NOTES
SERIES 1997-1

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION DATE:		JANUARY 26, 1998

DELINQUENT AND
FORECLOSURE LOAN			30 TO 59		60 TO 89	    90 PLUS
INFORMATION				DAYS			DAYS		    DAYS		 TOTAL

PRINCIPAL BALANCE			65,800.00		0.00		    0.00	 65,800.00
PERCENTAGE OF POOL BALANCE	0.0658%		0.0000%	    0.0000%	 0.0658%
NUMBER OF LOANS			1			0		    0		 0
PERCENTAGE OF LOANS			0.0977%		0.0000%	    0.0000%	 0.0977%

FORECLOSURE LOAN INFORMATION:

PRINCIPAL BALANCE			0.00			0.00		    0.00		 0.00
PERCENTAGE OF POOL BALANCE	0.0000%		0.0000%	    0.0000%	 0.0000%
NUMBER OF LOANS			0			0		    0		 0
PERCENTAGE OF LOANS			0.0000%		0.0000%	    0.0000%	 0.0000%

BANKRUPTCY LOAN INFORMATION:

PRINCIPAL BALANCE			0.00			0.00		    0.00		 0.00
PERCENTAGE OF POOL BALANCE	0.0000%		0.0000%	    0.0000%	 0.0000%
NUMBER OF LOANS			0			0		    0		 0
PERCENTAGE OF LOANS			0.0000%		0.0000%	    0.0000%	 0.0000%

LOANS IN REO													  0
PRINCIPAL BALANCE OF LOANS IN REO								    0.00

AGGREGATE COLLECTIONS OF NET INTEREST WITH RESPECT
TO THE MORTGAGE LOANS:									   930,945.91

AGGREGATE COLLECTIONS OF PRINCIPAL WITH RESPECT
TO THE MORTGAGE LOANS:									    24,233.78

AGGREGATE COLLECTIONS WITH RESPECT TO THE
MORTGAGE LOANS:										   955,179.69

INTEREST PAYMENT AMOUNT									   673,935.17
PRINCIPAL PAYMENT AMOUNT									    24,233.78
SUBORDINATION INCREASE AMOUNT								   306,595.89
GUARANTEED INTEREST PAYMENT AMOUNT							   787,451.89
CURRENT CARRY FORWARD AMOUNT									    0.00
AGGREGATE UNPAID CARRY FORWARD AMOUNT							    0.00

SCHEDULED PAYMENTS PAID BY NOTE INSURER							    0.00
AGGREGATE SCHEDULED PAYMENTS NOT REIMBURSED						    0.00

AGGREGATE PRINCIPAL BALANCE OF THE MORTGAGE LOANS
AS OF THE END OF THE DUE PERIOD						     99,983,815.95

WEIGHTED AVERAGE NET MORTGAGE RATE							   10.496638%

REQUIRED SUBORDINATION AMOUNT								 4,999,190.80
SUBORDINATION AMOUNT									   314,645.62
NET MONTHLY EXCESS CASHFLOW								   306,595.89
SUBORDINATION REDUCTION AMOUNT								    0.00

PACIFIC AMERICA HOME EQUITY LOANS
ASSET-BACKED NOTES
SERIES 1997-1

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION DATE:		JANUARY 26, 1998

ADVANCES MADE BY SERVICER								    75,668.58
COMPENSATING INTEREST										    0.00
PREPAYMENT INTEREST SHORTFALLS								    0.00
RELIEF ACT SHORTFALLS    									    0.00

CURRENT REALIZED LOSSES										    0.00
AGGREGATE REALIZED LOSSES									    0.00

UNPAID ACCRUED INTEREST										    0.00

MAXIMUM NOTE INTEREST RATE									  15.00%
GUARANTEED INTEREST PAYMENT AMOUNT							   787,451.89
NOTE INTEREST RATE										    6.220940%

REPURCHASES:
CURRENT MONTH'S REPURCHASES									    0.00
AGGREGATE REPURCHASES SINCE CLOSING DATE						    0.00

CUMULATIVE LOSS PERCENTAGE								    0.000000%
DELINQUENCY PERCENTAGE									    0.000000%
DELINQUENCY AMOUNT											    0.00
ROLLING DELINQUENCY PERCENTAGE     						    0.000000%


PACIFIC AMERICA HOME EQUITY LOANS
ASSET-BACKED NOTES
SERIES 1997-1

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTIONS IN DOLLARS
	CLASS 	FACE VALUE	BALANCE			INTEREST		PRINCIPAL
			A		100,000,000.00	 99,669,170.33		  486,847.35
	  660,091.13


Totals        	100,000,000.00  99,669,170.33		  486,847.35     660,091.13

			TOTAL		REALIZED		DEFERRED		CURRENT
						LOSSES		INTEREST		PRINCIPAL
												BALANCE
	A		 1,146,938.48	0.00			0.00			 99,009,079.20


Totals          1,146,938.48	0.00           0.00            99,009,079.20


 FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

					  PRIOR
					  PRINCIPAL
	CLASS	CUSIP	  BALANCE		INTEREST	PRINCIPAL		TOTAL
	A		589929NV6	  996.691703	4.868474	 6.600911		11.469385


			CURRENT		PASS THROUGH
			PRINCIPAL		RATES
			BALANCE		CURRENT		NEXT
	A		990.090792	5.861560%		5.885000%




Seller:	Pacific-America Money Center, Inc.  Administrator: Vince P. Greco
Servicer:		Pacific-America Money Center, Inc.		Bankers Trust Company
Lead Underwriter:  		Merrill Lynch & Co.	             3 Park Plaza
Record Date:          	January 30, 1998                 Irvine, CA  92614
Distribution Date:      February 25, 1998   Factor Information  (800)735-7777


PACIFIC AMERICA HOME EQUITY LOANS
ASSET-BACKED NOTES
SERIES 1997-1

STATEMENT TO CERTIFICATEHOLDERS
DISTRIBUTIONS IN DOLLARS
	CLASS 		FACE VALUE	BALANCE		INTEREST		PRINCIPAL
		CERTIFICATES	0.00			0.00		  	0.00			0.00


Totals        		0.00 		0.00		  	0.00		     0.00

				TOTAL		REALIZED		DEFERRED		CURRENT
							LOSSES		INTEREST		PRINCIPAL
													BALANCE
	CERTIFICATES   0.00			0.00			0.00			0.00


Totals          	0.00			0.00           0.00           0.00


FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

					  	PRIOR
					 	PRINCIPAL
	CLASS		CUSIP	BALANCE		INTEREST	PRINCIPAL		TOTAL
	CERTIFICATE			0.000000		0.000000	0.000000		0.000000


				CURRENT		PASS THROUGH
				PRINCIPAL		RATES
				BALANCE		CURRENT		NEXT
	CERTIFICATE	0.000000		0.000000%		0.000000%




Seller:	Pacific-America Money Center, Inc. Administrator: Vince P. Greco
Servicer:		Pacific-America Money Center, Inc.		Bankers Trust Company
Lead Underwriter:  		Merrill Lynch & Co.	             3 Park Plaza
Record Date:          	January 30, 1998                 Irvine, CA  92614
Distribution Date:      February 25, 1998   Factor Information  (800)735-7777



PACIFIC AMERICA HOME EQUITY LOANS
ASSET-BACKED NOTES
SERIES 1997-1

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION DATE:		FEBRUARY 25, 1998

DELINQUENT AND
FORECLOSURE LOAN			30 TO 59		60 TO 89	    90 PLUS
INFORMATION				DAYS			DAYS		    DAYS		 TOTAL

PRINCIPAL BALANCE		2,613,998.91	65,800.00	    0.00	   2,679,798.91
PERCENTAGE OF POOL BALANCE	2.6221%		0.0660%	    0.0000%	 2.6881%
NUMBER OF LOANS			29			1		    0		 30
PERCENTAGE OF LOANS			2.8376%		0.0978%	    0.0000%	 2.9354%

FORECLOSURE LOAN INFORMATION:

PRINCIPAL BALANCE			0.00			0.00		    0.00		 0.00
PERCENTAGE OF POOL BALANCE	0.0000%		0.0000%	    0.0000%	 0.0000%
NUMBER OF LOANS			0			0		    0		 0
PERCENTAGE OF LOANS			0.0000%		0.0000%	    0.0000%	 0.0000%

BANKRUPTCY LOAN INFORMATION:

PRINCIPAL BALANCE	0.00	0.00 0.00	 0.00 PERCENTAGE OF POOL BALANCE 0.0%
 0.0%		0.0000%	    0.0000%	 0.0000%
NUMBER OF LOANS			0			0		    0		 0
PERCENTAGE OF LOANS			0.0000%		0.0000%	    0.0000%	 0.0000%

LOANS IN REO													  0
PRINCIPAL BALANCE OF LOANS IN REO								    0.00

AGGREGATE COLLECTIONS OF NET INTEREST WITH RESPECT
TO THE MORTGAGE LOANS:									   748,236.80

AGGREGATE COLLECTIONS OF PRINCIPAL WITH RESPECT
TO THE MORTGAGE LOANS:									   293,110.54

AGGREGATE COLLECTIONS WITH RESPECT TO THE
MORTGAGE LOANS:										 1,041,347.34

INTEREST PAYMENT AMOUNT									   486,847.35
PRINCIPAL PAYMENT AMOUNT									   293,110.54
SUBORDINATION INCREASE AMOUNT								   366,980.59
GUARANTEED INTEREST PAYMENT AMOUNT							   791,338.06
CURRENT CARRY FORWARD AMOUNT									    0.00
AGGREGATE UNPAID CARRY FORWARD AMOUNT							    0.00

SCHEDULED PAYMENTS PAID BY NOTE INSURER							    0.00
AGGREGATE SCHEDULED PAYMENTS NOT REIMBURSED						    0.00

AGGREGATE PRINCIPAL BALANCE OF THE MORTGAGE LOANS
AS OF THE END OF THE DUE PERIOD						     99,690,705.41

WEIGHTED AVERAGE NET MORTGAGE RATE							   10.496807%

REQUIRED SUBORDINATION AMOUNT								 4,984,535.27
SUBORDINATION AMOUNT									   681,626.21
NET MONTHLY EXCESS CASHFLOW								   366,980.59
SUBORDINATION REDUCTION AMOUNT								    0.00

PACIFIC AMERICA HOME EQUITY LOANS
ASSET-BACKED NOTES
SERIES 1997-1

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION DATE:		FEBRUARY 25, 1998

ADVANCES MADE BY SERVICER								   127,605.35
COMPENSATING INTEREST										    0.00
PREPAYMENT INTEREST SHORTFALLS								    0.00
RELIEF ACT SHORTFALLS    									    0.00

CURRENT REALIZED LOSSES										    0.00
AGGREGATE REALIZED LOSSES									    0.00

UNPAID ACCRUED INTEREST										    0.00

MAXIMUM NOTE INTEREST RATE									  15.00%
GUARANTEED INTEREST PAYMENT AMOUNT							   791,338.06
NOTE INTEREST RATE										    5.861560%

REPURCHASES:
CURRENT MONTH'S REPURCHASES									    0.00
AGGREGATE REPURCHASES SINCE CLOSING DATE						    0.00

CUMULATIVE LOSS PERCENTAGE								    0.000000%
DELINQUENCY PERCENTAGE									    0.066004%
DELINQUENCY AMOUNT										    65,800.00
ROLLING DELINQUENCY PERCENTAGE     						    0.066004%